UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2006

                          WaveRider Communications Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                       000-25680               33-0264030
  (State or other jurisdiction                                (IRS Employer
of incorporation or organization)  Commission File Number:  Identification No.)


         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
                    (Address of principal executive offices)


                                 (416) 502-3200
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2006, Wave Wireless Corporation ("Wave Wireless") and WaveRider Communications Inc. ("WaveRider") entered into a definitive Agreement and Plan of Merger ("Agreement") for the merger of Wave Wireless and WaveRider. Under the terms of the Agreement, Wave Wireless will issue to WaveRider's shareholders equity securities of Wave Wireless in a share-for-share transaction so that each of Wave Wireless's and WaveRider's shareholders will own approximately 50% of the combined company, on a fully diluted basis. If the merger is consummated, WaveRider will become a wholly owned subsidiary of Wave Wireless. The transaction is subject to, among other things, shareholder approvals and other customary conditions. Each party will bear its own expenses associated with the merger, including attorneys' fees and fees of financial advisors. A copy of the Agreement is attached hereto as Exhibit 2.1, and a copy of the press release announcing the execution of the Agreement is attached hereto as Exhibit 99.1 and are incorporated by reference herein.

Participants in Solicitation

Wave Wireless, WaveRider, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from WaveRider shareholders with respect to the proposed transaction. Information about Wave Wireless's directors and executive officers is available in Wave Wireless's proxy statement for its 2005 annual meeting of shareholders, dated July 13, 2005. Information about WaveRider's directors and executive officers is available in WaveRider's annual report on Form 10-KSB for the year ended December 31, 2004. Additional information about the interests of potential participants will be included in the registration statement and proxy statement and other materials filed with the SEC.

Additional Information

WaveRider intends to file a proxy statement, which will be included in a registration statement of Wave Wireless, and other materials with the Securities and Exchange Commission ("SEC") in connection with the proposed transaction. We urge investors to read these documents when they become available because they will contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about the Wave Wireless and WaveRider, at www.sec.gov, the SEC's website. Investors may also obtain free copies of these documents at www.waverider.com. Free copies of Wave Wireless' filings are available at www.wavewireless.com/about/investors.html.

Item 8.01 Other Events.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index


(c) Exhibits

Exhibit No       Description
-----------      ------------
2.1              Agreement and plan of merger, dated as of January 3, 2006 by and among Wave Wireless Corporation, a Delaware corporation, Wave Acquisition Corporation, a Nevada corporation and a wholly owned subsidiary of Wave Wireless Corporation, and WaveRider
                 Communications Inc., a Nevada corporation.

99.1             Press Release dated January 4, 2006.



                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Wave Wireless has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Date: January 4, 2006


WaveRider Communications Inc.


By:  /s/ Charles W. Brown
    -------------------------
     Charles W. Brown
     Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         ------------

2.1 Agreement and plan of merger, dated as of January 3, 2006 by and among Wave Wireless Corporation, a Delaware corporation, Wave Acquisition Corporation, a Nevada corporation and a wholly owned subsidiary of Wave Wireless Corporation, and WaveRider Communications Inc., a Nevada corporation.

99.1                Press Release dated November 17, 2005.